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                                                                   EXHIBIT 99(a)

            SECTION 906 CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER


         I, Timothy W. Byrne, Chief Executive Officer of United States Lime & Minerals, Inc. (the "Company"), hereby certify that, to my knowledge:

         (1) The Company's periodic report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and


         (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:   March 27, 2003                       /s/ Timothy W. Byrne
                                              --------------------------
                                              Timothy W. Byrne